UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2013

HAYNES INTERNATIONAL, INC.

(Exact name of registrant as specified in its
charter)

Delaware	001-33288	06-1185400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 West Park Avenue Kokomo, Indiana	46904-9013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 456-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

The information in Items 2.02 and 9.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 2.02.                Results of Operations and Financial Condition.

On November 7, 2013, Haynes International, Inc. (the “Company”) issued a press release announcing anticipated revenue and earnings for the fourth fiscal quarter ended September 30, 2013.  The full text of the press release is furnished as exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.                Financial Statement and Exhibits

(a)                                                         Not applicable.

(b)                                                         Not applicable.

(d)                                                         Exhibits

99.1                                                Haynes International, Inc. press release, issued November 7, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Haynes International, Inc.

Date: November 7, 2013	By: /ss/: Janice C. Wilken
Janice C. Wilken
Vice President - General Counsel and Corporate Secretary